NORWEST BANKS                                        Norwest Bank Colorado, N.A.
                                                     Denver
                                                     1740 Broadway
                                                     Denver, Colorado  80274
                                                     303/861/8811

November 3, 1998



Mr. Ray Singleton
Basic Earth Science Systems, Inc.
Suite 1670 633 17th Street
Denver, CO  80202

Dear Ray:

Reference is made to the agreement between Basic Earth Science Systems, Inc., ("Borrower") and Norwest Bank Colorado, N.A. ("Norwest") dated March 30, 1995 ("Loan Agreement") as amended from time to time. Effectively immediately, the Borrowing Base shall be set at $620,000. The Borrowing Base shall reduce monthly by $10,000 beginning November 30, 1998 through March 31, 1999 and by $20,000 beginning April 30, 1999 through March 31, 2000. On the Maturity Date of April 1, 2000 the Borrowing Base shall be zero. The Borrowing Base schedule is presented below for clarification.

                             Effective   Borrowing
                                Date        Base
                                ----        ----

                             11/02/1998   620,000
                             11/30/1998   610,000
                             12/31/1998   600,000
                             01/31/1999   590,000
                             02/28/1999   580,000
                             03/31/1999   570,000
                             04/30/1999   550,000
                             05/31/1999   530,000
                             06/30/1999   510,000
                             07/31/1999   490,000
                             08/31/1999   470,000
                             09/30/1999   450,000
                             10/31/1999   430,000
                             11/30/1999   410,000
                             12/31/1999   390,000
                             01/31/2000   370,000
                             02/29/2000   350,000
                             03/31/2000   330,000
                             04/01/2000         0

Also effectively immediately the consolidated net worth requirement shall be decreased from $1,700,000 to $750,000. Should you have any questions regarding this matter, please feel free to contact me 863-5231. Please acknowledge your acceptance of and agreement to the above listed changes to the Loan Agreement by signing below. All other terms and conditions of the Loan Agreement as amended shall remain in full force and effect.


Very sincerely,


/s/ Don McDonald
----------------
Don McDonald
Vice President



AGREED TO AND ACCEPTED THIS 4TH OF NOVEMBER, 1998.


BASIC EARTH SCIENCE SYSTEMS, INC.



By: /s/ Ray Singleton
---------------------
Ray Singleton, President



c.  Susan Hillyard,
    Heppenstall, Savage, Hillyard & Muller, LLC